UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

           Bermuda                       001-16625              98-0231912
(State or other jurisdiction      Commission File Number     (I.R.S. Employer
      of incorporation)                                   Identification Number)

                   50 Main Street                                 10606
               White Plains, New York                          (Zip code)
      (Address of principal executive offices)

                                 (917) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


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Item 5.   Other Events

          On July 29, 2004, Bunge Limited issued a press release reporting second quarter results for 2004. A copy of the press release is attached hereto as Exhibit 99.1. The following sections of such press release are filed and incorporated by reference in this Item 5:

       o the section entitled "Financial Highlights" (excluding the first full paragraph under the table);

       o the section entitled "Second Quarter Results" (excluding the last two columns entitled "Lesieur 6/30/03" and "Excluding Lesieur 6/30/03" in the table under the subheading "Edible Oil Products," the first paragraph under the subheading "Net Financial Debt and Cash Flow" and the related footnote 3 included therein and the third and fourth sentences of the second paragraph under the subheading "Net Financial Debt");

       o the section entitled "Cautionary Statement Concerning Forward-Looking Statements;"

       o   the section entitled "Additional Financial Information;"

       o the section entitled "Consolidated Statements of Income" and the Notes to Consolidated Statements of Income;

       o the section entitled "Consolidated Segment Information" and the Notes to Consolidated Segment Information;

       o   the section entitled "Condensed Consolidated Balance Sheets;"

       o the section entitled "Condensed Consolidated Statements of Cash Flows;" and

       o the section entitled "Reconciliation of Non-GAAP Measures (excluding the section under the subheading "Net Financial Debt").


Item 7.   Financial Statements and Exhibits

          (a)   None

          (b)   None

          (c)   Exhibits

          Exhibit No.                    Description

          99.1                           Press Release, dated July 29, 2004

Item 12.  Disclosure of Results of Operations and Financial Condition

          The attached Exhibit 99.1 is also furnished and incorporated by reference in its entirety pursuant to this Item 12.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 2004

                                      BUNGE LIMITED


                                      By:  /s/ William M. Wells
                                           ------------------------------
                                           Name:  William M. Wells
                                           Title: Chief Financial Officer















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


                                    EXHIBITS



Exhibit No.                    Description

   99.1                        Press Release, dated July 29, 2004















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